Net finance expenses	6 Months Ended
Jun. 30, 2025
Analysis of income and expense [abstract]
Net finance expenses	Net finance expenses

For the six month period ended

(in thousands of USD)	June 30, 2025	June 30, 2024

Interest income	6,866	13,292
Foreign exchange gains	18,841	10,124
Finance income	25,707	23,416

Interest expense on financial liabilities measured at amortized cost	(159,839)	(53,869)
Interest leasing	(2,515)	(198)
Fair value adjustment on interest rate swaps	(420)	—
Other financial charges	(4,297)	(5,111)
Foreign exchange losses	(41,076)	(10,218)
Finance expense	(208,147)	(69,396)

Net finance expenses	(182,440)	(45,980)

Interest expense on financial liabilities measured at amortized cost increased in the first six months of
2025 compared to the same period in 2024. This increase was related to an increase in interest expenses on bank loans due to a higher average outstanding debt in 2025 compared to the same period last year.
Interest leasing is the interest on lease liabilities.
The increase in foreign exchange losses is primarily attributable to the decline in the EUR/USD exchange rate, which had a negative impact on the outstanding loan balances under the Group’s EUR-denominated facilities.